UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2018

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On August 15, 2018, Aquestive Therapeutics, Inc. (the “Company”) issued a press release announcing the sale of 425,727 shares of common stock (the “Shares”) for cash consideration of $15.00 per share (before underwriting discount) to a syndicate of underwriters led by BMO Capital Markets Corp. and RBC Capital Markets, LLC, acting as joint bookrunning managers, pursuant to the underwriters’ partial exercise of their over-allotment option. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 15, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2018	Aquestive Therapeutics, Inc.

	By:	/s/ John T. Maxwell
Name: John T. Maxwell
Title: Chief Financial Officer